EXHIBIT 99.1

RLI REPORTS THIRD QUARTER 2023 RESULTS

PEORIA, ILLINOIS, October 23, 2023 – RLI Corp. (NYSE: RLI) – RLI Corp. reported third quarter 2023 net earnings of $13.5 million ($0.29 per share), compared to $439.9 million ($9.61 per share) for the third quarter of 2022, which included $437.7 million from the sale of RLI’s investment in Maui Jim, Inc.

Operating earnings(1)(2) for the third quarter of 2023 were $28.3 million ($0.61 per share), compared to $23.0 million ($0.50 per share) for the same period in 2022.

	Third Quarter		Year to Date
Earnings Per Diluted Share	2023	2022	2023	2022
Net earnings	$0.29	$9.61	$4.12	$10.61
Operating earnings (1) (2)	$0.61	$0.50	$3.40	$3.15

(1)	See discussion below: Non-GAAP and Performance Measures.
(2)	Equity in earnings of Maui Jim and the related taxes were excluded from operating earnings per share in 2022 due to the sale of RLI’s investment in Maui Jim in the third quarter of 2022.

Highlights for the quarter included:

●	Underwriting income(1) of $4.2 million on a combined ratio(1) of 98.7.
●	11% increase in gross premiums written.
●	50% increase in net investment income.
●	Favorable development in prior years’ loss reserves, resulting in a $19.8 million net increase in underwriting income.
●	Losses from Hawaiian wildfires, resulting in a $58.2 million net decrease in underwriting income.
●	Book value per share of $28.47, an increase of 13% (inclusive of dividends) from year-end 2022.

“We have been working diligently to help our policyholders recover from the devastating Hawaiian wildfires that occurred in the quarter,” said RLI Corp. President & CEO Craig Kliethermes. “This event contributed 17 points to our combined ratio. Despite this impact, our diversified portfolio delivered underwriting profitability and an 11% increase in gross premiums written. Growth in investment income supported $0.61 per share of operating income, while book value per share increased to $28.47. Recent catastrophes reinforce RLI’s purpose to protect and serve policyholders in times of need. I would like to thank our associate owners, and especially our claim and Hawaii-based teams, for providing unparalleled service to our insureds and agents.”

Underwriting Income

RLI achieved $4.2 million of underwriting income in the third quarter of 2023 on a 98.7 combined ratio, compared to $8.8 million on a 97.0 combined ratio in 2022.

Results for both years include favorable development in prior years’ loss reserves, which resulted in a $19.8 million and $29.0 million net increase to underwriting income for 2023 and 2022, respectively. The favorable development in 2023 was offset by a $58.2 million net reduction to underwriting income for Hawaiian wildfire losses, compared to $34.8 million of hurricane losses in 2022.

The following table highlights underwriting income and combined ratios by segment for the third quarter.

Underwriting Income (Loss)(1)			Combined Ratio(1)
(in millions)	2023	2022		2023	2022
Casualty	$18.7	$11.3	Casualty	90.1	93.7
Property	(20.7)	(8.3)	Property	121.8	110.3
Surety	6.2	5.8	Surety	81.7	81.4
Total	$4.2	$8.8	Total	98.7	97.0

(1)	See discussion below: Non-GAAP and Performance Measures.

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Other Income

Net investment income for the quarter increased 50.3% to $32.0 million, compared to the same period in 2022. The investment portfolio’s total return was -1.7% for the quarter and 2.2% for the nine months ended September 30, 2023.

RLI’s comprehensive loss was $43.3 million for the quarter (-$0.94 per share), compared to comprehensive earnings of $358.6 million ($7.84 per share) for the same quarter in 2022. In addition to net earnings, comprehensive loss included after-tax unrealized losses from the fixed income portfolio, due to rising interest rates. Comprehensive earnings for 2022 were elevated from the sale of RLI’s investment in Maui Jim.

Dividends Paid in Third Quarter of 2023

On September 20, 2023, the company paid a regular quarterly dividend of $0.27 per share, the same amount as the prior quarter. RLI’s cumulative dividends total more than $764 million paid over the last five years.

Non-GAAP and Performance Measures

Management has included certain non-generally accepted accounting principles (non-GAAP) financial measures in presenting the company’s results. Management believes that these non-GAAP measures further explain the company’s results of operations and allow for a more complete understanding of the underlying trends in the company’s business. These measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (GAAP). In addition, our definitions of these items may not be comparable to the definitions used by other companies.

Operating earnings and operating earnings per share (EPS) consist of our GAAP net earnings adjusted by net realized gains/(losses), net unrealized gains/(losses) on equity securities and taxes related thereto. Additionally, equity in earnings of Maui Jim and the related taxes were excluded from operating earnings and operating EPS for 2022 due to the sale of RLI’s investment in the third quarter of 2022. Net earnings and net earnings per share are the GAAP financial measures that are most directly comparable to operating earnings and operating EPS. A reconciliation of the operating earnings and operating EPS to the comparable GAAP financial measures is included in the 2023 financial highlights below.

Underwriting income or profit represents the pretax profitability of our insurance operations and is derived by subtracting loss and settlement expenses, policy acquisition costs and insurance operating expenses from net premium earned, which are all GAAP financial measures. The combined ratio, which is derived from components of underwriting income, is a performance measure commonly used by property and casualty insurance companies and is calculated as the sum of loss and settlement expenses, policy acquisition costs and insurance operating expenses, divided by net premiums earned, which are all GAAP measures.

Other News

At 10 a.m. central daylight time (CDT) tomorrow, October 24, 2023, RLI management will hold a conference call to discuss quarterly results with insurance industry analysts. Interested parties may listen to the discussion at https://events.q4inc.com/attendee/461007055.

Except for historical information, this news release may include forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) including, without limitation, statements reflecting our current expectations about the future performance of our company or our business segments or about future market conditions. These statements are subject to certain risk factors that could cause actual results to differ materially. Various risk factors that could affect future results are listed in the company's filings with the Securities and Exchange Commission, including the Form 10-K Annual Report for the year ended December 31, 2022.

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About RLI

RLI Corp. (NYSE: RLI) is a specialty insurer serving niche property, casualty and surety markets. The company provides deep underwriting expertise and superior service to commercial and personal lines customers nationwide. RLI’s products are offered through its insurance subsidiaries – RLI Insurance Company, Mt. Hawley Insurance Company and Contractors Bonding and Insurance Company. All of RLI’s insurance subsidiaries are rated A+ (Superior) by AM Best Company. RLI has paid and increased regular dividends for 48 consecutive years and delivered underwriting profits for 27 consecutive years. To learn more about RLI, visit www.rlicorp.com.

Media Contact

Aaron Diefenthaler

Chief Investment Officer & Treasurer

309-693-5846

Aaron.Diefenthaler@rlicorp.com

Supplemental disclosure regarding the earnings impact of specific items:

	Reserve Development and Catastrophe Losses,
	Net of Reinsurance
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2023	2022	2023	2022
Favorable development in casualty prior years' reserves	$22.1	$28.2	$67.0	$72.9
Favorable (unfavorable) development in property prior years' reserves	$(1.9)	$3.3	$14.3	$20.8
Favorable development in surety prior years' reserves	$0.8	$1.8	$8.2	$9.3

Net incurred losses related to:
2023 storms	$(5.0)	$—	$(27.0)	$—
Hawaiian wildfires	$(51.6)	$—	$(51.6)	$—
2022 and prior events	$1.4	$(40.0)	$4.5	$(45.0)
Reinstatement premium from Hawaiian wildfires	$(14.4)	$—	$(14.4)	$—

	Operating Earnings Per Share
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Operating Earnings Per Share(1) (2)	$0.61	$0.50	$3.40	$3.15

Specific items included in operating earnings per share:(3) (4)
Net favorable development in casualty prior years' reserves	$0.33	$0.44	$1.00	$1.11
Net favorable (unfavorable) development in property prior years' reserves	$(0.04)	$0.04	$0.20	$0.31
Net favorable development in surety prior years' reserves	$0.01	$0.02	$0.12	$0.13

Net incurred losses related to:
2023 storms	$(0.07)	$—	$(0.40)	$—
Hawaiian wildfires (incurred loss and reinstatement premium)	$(0.97)	$—	$(0.97)	$—
2022 and prior events	$0.02	$(0.60)	$0.06	$(0.68)

(1)	See discussion above: Non-GAAP and Performance Measures.
(2)	Equity in earnings of Maui Jim and the related taxes were excluded from operating earnings per share in 2022 due to the sale of RLI’s investment in Maui Jim in the third quarter of 2022.
(3)	Includes incentive and profit sharing-related impacts which affected policy acquisition, insurance operating and general corporate expenses.
(4)	Reserve development reflects changes from previously estimated losses.

RLI CORP

2023 FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
SUMMARIZED INCOME STATEMENT DATA:	2023	2022	% Change	2023	2022	% Change
Net premiums earned	$318,409	$291,468	9.2%	$948,412	$843,430	12.4%
Net investment income	31,963	21,270	50.3%	87,835	57,625	52.4%
Net realized gains	6,558	573,170	(98.9)%	26,758	591,562	(95.5)%
Net unrealized gains (losses) on equity securities	(25,236)	(26,414)	(4.5)%	15,474	(155,218)	NM
Consolidated revenue	$331,694	$859,494	(61.4)%	$1,078,479	$1,337,399	(19.4)%
Loss and settlement expenses	189,558	165,089	14.8%	457,989	388,527	17.9%
Policy acquisition costs	103,013	96,977	6.2%	307,083	271,879	12.9%
Insurance operating expenses	21,591	20,606	4.8%	70,002	58,794	19.1%
Interest expense on debt	1,873	2,013	(7.0)%	5,928	6,034	(1.8)%
General corporate expenses	2,372	2,755	(13.9)%	10,805	8,553	26.3%
Total expenses	$318,407	$287,440	10.8%	$851,807	$733,787	16.1%
Equity in earnings (loss) of unconsolidated investees	1,732	(17,352)	NM	7,169	3,061	134.2%
Earnings before income taxes	$15,019	$554,702	(97.3)%	$233,841	$606,673	(61.5)%
Income tax expense	1,483	114,809	(98.7)%	43,842	121,096	(63.8)%
Net earnings	$13,536	$439,893	(96.9)%	$189,999	$485,577	(60.9)%

Other comprehensive earnings (loss), net of tax	(56,834)	(81,248)	(30.0)%	(38,848)	(294,392)	(86.8)%
Comprehensive earnings (loss)	$(43,298)	$358,645	NM	$151,151	$191,185	(20.9)%

Operating earnings(1):
Net earnings	$13,536	$439,893	(96.9)%	$189,999	$485,577	(60.9)%
Less:
Net realized gains	(6,558)	(573,170)	(98.9)%	(26,758)	(591,562)	(95.5)%
Income tax on realized gains	1,377	121,199	(98.9)%	5,619	125,061	(95.5)%
Net unrealized (gains) losses on equity securities	25,236	26,414	(4.5)%	(15,474)	155,218	NM
Income tax on unrealized gains (losses) on equity securities	(5,299)	(5,547)	(4.5)%	3,250	(32,596)	NM
Equity in earnings of Maui Jim	—	17,993	(100.0)%	—	3,121	(100.0)%
Income tax on equity in earnings of Maui Jim	—	(3,778)	(100.0)%	—	(655)	(100.0)%
Operating earnings(2)	$28,292	$23,004	23.0%	$156,636	$144,164	8.7%

Return on Equity:
Net earnings (trailing four quarters)				22.1%	47.8%
Comprehensive earnings (trailing four quarters)				20.3%	22.2%

Per Share Data:
Diluted:
Weighted average shares outstanding (in 000's)	46,065	45,775		46,067	45,775

Net earnings per share(2)	$0.29	$9.61	(97.0)%	$4.12	$10.61	(61.2)%
Less:
Net realized gains	(0.14)	(12.53)	(98.9)%	(0.58)	(12.93)	(95.5)%
Income tax on realized gains	0.03	2.65	(98.9)%	0.13	2.73	(95.2)%
Net unrealized (gains) losses on equity securities	0.55	0.58	(5.2)%	(0.34)	3.39	NM
Income tax on unrealized gains (losses) on equity securities	(0.12)	(0.12)	—%	0.07	(0.71)	NM
Equity in earnings of Maui Jim	—	0.39	(100.0)%	—	0.07	(100.0)%
Income tax on equity in earnings of Maui Jim	—	(0.08)	(100.0)%	—	(0.01)	(100.0)%
Operating earnings per share(1)(2)	$0.61	$0.50	22.0%	$3.40	$3.15	7.9%

Comprehensive earnings (loss) per share	$(0.94)	$7.84	NM	$3.28	$4.18	(21.5)%

Cash dividends per share - ordinary	$0.27	$0.26	3.8%	$0.80	$0.77	3.9%

Net Cash Flow provided by Operations	$85,030	$112,241	(24.2)%	$328,625	$282,886	16.2%

(1)	See discussion above: Non-GAAP and Performance Measures.
(2)	Equity in earnings of Maui Jim and the related taxes were excluded from operating earnings and operating earnings per share in 2022 due to the sale of RLI’s investment in Maui Jim in the third quarter of 2022.

NM = Not Meaningful

RLI CORP

2023 FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in thousands, except per share amounts)

	September 30,	December 31,
	2023	2022	% Change
SUMMARIZED BALANCE SHEET DATA:
Fixed income, at fair value	$2,717,627	$2,666,950	1.9%
(amortized cost - $3,046,785 at 9/30/23)
(amortized cost - $2,945,273 at 12/31/22)
Equity securities, at fair value	534,436	498,382	7.2%
(cost - $347,772 at 9/30/23)
(cost - $328,019 at 12/31/22)
Short-term investments	125,032	36,229	245.1%
Other invested assets	59,730	47,922	24.6%
Cash and cash equivalents	18,445	22,818	(19.2)%
Total investments and cash	$3,455,270	$3,272,301	5.6%

Accrued investment income	25,328	21,259	19.1%
Premiums and reinsurance balances receivable	225,821	189,501	19.2%
Ceded unearned premiums	111,072	138,457	(19.8)%
Reinsurance balances recoverable on unpaid losses	820,954	740,089	10.9%
Deferred policy acquisition costs	150,666	127,859	17.8%
Property and equipment	48,596	49,573	(2.0)%
Investment in unconsolidated investees	56,110	58,275	(3.7)%
Goodwill and intangibles	53,562	53,562	0.0%
Income taxes - deferred	51,403	40,269	27.6%
Other assets	84,744	75,923	11.6%
Total assets	$5,083,526	$4,767,068	6.6%

Unpaid losses and settlement expenses	$2,488,695	$2,315,637	7.5%
Unearned premiums	906,139	785,085	15.4%
Reinsurance balances payable	56,570	61,100	(7.4)%
Funds held	103,424	101,144	2.3%
Income taxes - current	5,546	—	NM
Debt	100,000	199,863	(50.0)%
Accrued expenses	85,640	94,869	(9.7)%
Other liabilities	38,421	32,029	20.0%
Total liabilities	$3,784,435	$3,589,727	5.4%
Shareholders' equity	1,299,091	1,177,341	10.3%
Total liabilities & shareholders' equity	$5,083,526	$4,767,068	6.6%

OTHER DATA:
Common shares outstanding (in 000's)	45,626	45,470

Book value per share	$28.47	$25.89	10.0%
Closing stock price per share	$135.89	$131.27	3.5%

Statutory surplus	$1,509,538	$1,437,324	5.0%

RLI CORP

2023 FINANCIAL HIGHLIGHTS

UNDERWRITING SEGMENT DATA

(Unaudited)

(Dollars in thousands, except per share amounts)

Three Months Ended September 30,
		GAAP		GAAP		GAAP		GAAP
	Casualty	Ratios	Property	Ratios	Surety	Ratios	Total	Ratios
2023

Gross premiums written	$254,307		$158,590		$36,427		$449,324
Net premiums written	207,177		93,207		34,340		334,724
Net premiums earned	189,305		94,988		34,116		318,409
Net loss & settlement expenses	101,750	53.7%	81,932	86.3%	5,876	17.2%	189,558	59.5%
Net operating expenses	68,885	36.4%	33,727	35.5%	21,992	64.5%	124,604	39.2%
Underwriting income (loss)(1)	$18,670	90.1%	$(20,671)	121.8%	$6,248	81.7%	$4,247	98.7%

2022

Gross premiums written	$240,366		$126,083		$37,301		$403,750
Net premiums written	192,615		90,961		35,256		318,832
Net premiums earned	179,615		80,844		31,009		291,468
Net loss & settlement expenses	100,714	56.1%	59,347	73.4%	5,028	16.2%	165,089	56.6%
Net operating expenses	67,572	37.6%	29,805	36.9%	20,206	65.2%	117,583	40.4%
Underwriting income (loss)(1)	$11,329	93.7%	$(8,308)	110.3%	$5,775	81.4%	$8,796	97.0%

Nine Months Ended September 30,
		GAAP		GAAP		GAAP		GAAP
	Casualty	Ratios	Property	Ratios	Surety	Ratios	Total	Ratios
2023

Gross premiums written	$723,198		$539,325		$109,777		$1,372,300
Net premiums written	597,356		395,903		103,591		1,096,850
Net premiums earned	562,384		285,596		100,432		948,412
Net loss & settlement expenses	296,633	52.7%	149,508	52.3%	11,848	11.8%	457,989	48.3%
Net operating expenses	208,273	37.1%	102,499	35.9%	66,313	66.0%	377,085	39.7%
Underwriting income (loss)(1)	$57,478	89.8%	$33,589	88.2%	$22,271	77.8%	$113,338	88.0%

2022

Gross premiums written	$704,502		$371,529		$105,667		$1,181,698
Net premiums written	569,475		273,312		100,254		943,041
Net premiums earned	528,494		222,974		91,962		843,430
Net loss & settlement expenses	278,813	52.8%	100,187	44.9%	9,527	10.4%	388,527	46.1%
Net operating expenses	189,263	35.8%	82,514	37.0%	58,896	64.0%	330,673	39.2%
Underwriting income (loss)(1)	$60,418	88.6%	$40,273	81.9%	$23,539	74.4%	$124,230	85.3%

(1)	See discussion above: Non-GAAP and Performance Measures.